EXHIBIT 13.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Teekay Offshore Partners L.P. (the “Partnership”) on Form 20-F for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Form 20-F”), I, Peter Evensen, Chief Executive Officer and Chief Financial Officer of the Partnership, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Form 20-F fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Partnership.
Dated: June 29, 2009

By:	/s/ Peter Evensen Peter Evensen
Chief Executive Officer and Chief Financial Officer